                                                                   Exhibit 10.2





                          SHARED FACILITIES AGREEMENT
                          ---------------------------



     This SHARED FACILITIES AGREEMENT is entered into as of September 27, 1996 (this "Agreement"), by and between THE LIMITED London-Paris-New York, Inc., a Delaware corporation ("Sublessor"), and ABERCROMBIE & FITCH CO., a Delaware corporation (" Sublessee").

                                  WITNESSETH:
                                  -----------

     WHEREAS, Sublessor is a tenant under each of the lease agreements described on Schedule 1 attached hereto and made a part hereof;
   ----------

     WHEREAS, prior to the date hereof, Sublessee has occupied all or a portion of the premises leased by Sublessor under such lease agreements without a written agreement; and

     WHEREAS, Sublessor and Sublessee desire to evidence their agreement relating to such shared occupancy upon the terms and conditions set forth below.

     NOW, THEREFORE, in consideration of the covenants set forth herein, the parties covenant and agree as follows

     1. Definitions. The following are the defined terms used in this Agreement:
        ------------

        "Affiliate" means a corporation, partnership or other business entity, which, directly or indirectly, controls, is controlled by, or is under common control with, another corporation, partnership or other business entity. If more than 50 percent of the voting stock of a corporation shall be owned by another corporation or by a partnership or other business entity, the corporation whose stock is so owned shall be deemed to be controlled by the corporation, partnership or business entity owning such stock.

        "Lease Term" means the initial term of a Prime Lease as it may be extended by Sublessor pursuant to a renewal or extension option therein.

        "Leased Premises" means the premises in which Sublessor has a leasehold interest under a Prime Lease or all such premises collectively, as the context may require.

        "Lessor" means the landlord under a Prime Lease.

        "Prime Lease" means each of the leases described on Schedule 1; all such
                                                            ----------
     leases are collectively referred to as the "Prime Leases". The parties may, after the date hereof, designate any other lease as a Prime Lease subject to the terms of this Agreement, by replacing Schedule 1 with a new Schedule 1, which describes
                                                   ----------
     such other lease and which is initialed by both parties.


        "Space Size Ratios" means, in respect of any Leased Premises and the Subleased Premises forming a part thereof, the ratio that the size of the Subleased Premises bears to the size of the entire Leased Premises and the ratio that the size of the Leased Premises exclusive of the Subleased Premises bears to the size of the entire Leased Premises, with all such sizes being as reflected on Schedule 1.
                                 ----------

        "Subleased Premises" means the portion of the Leased Premises occupied by Sublessee as described on Schedule 1, individually or collectively, as
                                  ----------
     the context may require.

     2.   Sublease. Sublessor, in consideration of the covenants and agreements
          --------
to be performed by Sublessee and upon the terms and conditions hereinafter stated, does hereby sublease, demise and let unto Sublessee, and Sublessee does hereby sublease from Sublessor, each of the Subleased Premises upon the terms and conditions set forth below.

     3.  Priority of Prime Lease. This Agreement, as it relates to the
         -----------------------
Subleased Premises, is expressly subject and subordinate to the applicable Prime Lease and, subject to the modifications set forth in this Agreement, all the terms, conditions and covenants therein contained. Except to the extent otherwise expressly set forth in this Agreement, in which event the terms of this Agreement shall prevail, all the terms, covenants and conditions of a Prime Lease shall be applicable to this Agreement with respect to the corresponding Subleased Premises with the same force and effect as if Sublessor were the landlord under the Prime Lease and Sublessee were the tenant thereunder and the provisions of the Prime Lease are incorporated herein by reference with the same force and effect as if they were fully set forth herein (except to the extent that they are modified by the terms of this Agreement), and Sublessee shall assume and fully perform and discharge, with regard to the Subleased Premises, all the obligations of Sublessor as tenant under the Prime Lease during the Lease Term. In the event of any breach by Sublessee of any term, covenant or condition of this Agreement, Sublessor shall have all the rights against Sublessee as would be available to the Lessor against the Sublessor as tenant under the applicable Prime Lease if such breach were by Sublessor thereunder.

     4.  Term. The term of the sublease granted herein shall be coextensive,
         -----
less one day, with the Lease Term of the applicable Prime Lease, unless sooner terminated as provided herein. Sublessee acknowledges that the Lease Term may include renewal or extension options exercisable by Sublessor and that the exercise of any such option shall be determined by Sublessor in its sole and absolute discretion. Sublessor will notify Sublessee in the event Sublessor has determined not to exercise any renewal or extension option and will offer to assign the Prime Lease, to the extent permitted under such Prime Lease or by the Lessor, or otherwise to cooperate with Sublessee to allow Sublessee, in its discretion, to exercise any such option with respect to the Leased Premises, so long as Sublessor has no responsibility or liability under the Prime Lease after expiration of the Lease Term (without consideration of such option)

     5.  Utilities/Other Services. (a)  Except as otherwise specified herein,
         ------------------------
the only services, utilities or rights to which Sublessee is entitled under this Agreement with respect to the Subleased Premises are those to which Sublessor is entitled from the Lessor under the applicable Prime Lease and Sublessor shall have no liability to Sublessee for the failure to provide such services, utilities or rights unless such failure to provide same is the result of some act or omission of Sublessor under the Prime Lease. In addition, Sublessee shall not be entitled to utility services greater than that which it was receiving (if Sublessee was in possession) prior to the date hereof.

     (b) If any utility services to the Leased Premises are not separately metered as between the Subleased Premises and the remainder of the Leased Premises, the accounts shall be in the name of Sublessor, or the Lessor if required by the Prime Lease, and the payments to the utility companies or the Lessor, as the case may be, shall be shared prorata by Sublessee and Sublessor based on the Space Size Ratios, and without regard to consumption. Sublessee shall pay its share of same to Sublessor on or before the later of (i) five business days after Sublessee receives an invoice (including a copy of the Lessor's invoice, if any) for same or (ii) the date such payment is due and payable to the utility company or the Lessor, as the case may be

     6.  Monetary Obligations. (a)  All monetary obligations of Sublessor
         --------------------
under a Prime Lease, other than percentage rent, shall be shared prorata by Sublessee and Sublessor based on the Space Size Ratios. Any percentage rent payable under a Prime Lease shall be prorated by Sublessor and Sublessee based solely on the sales made by each party during the period for which such percentage rent is payable. Each party's proportionate share of percentage rent payable under a Prime Lease shall be equal to the ratio that such party's sales during the period for which such percentage rent is payable bears to the aggregate of such party's sales and the other party's sales for such period. For purposes of such proration, the percentage rent breakpoint shall not be prorated based on the size of the Subleased Premises or by any other method.

     (b) Sublessee shall pay its prorata share of such monetary obligations to Sublessor on or before the later of (i) five business days after Sublessee's receipt of written notice of such obligation (if the obligation is a recurring one, only one notice that specifies the due dates shall be required) and a copy of the Lessor's invoice, if any, or (ii) the date Sublessor is required to pay such monetary obligations to the Lessor. The monetary obligations referred to in this Section 6 shall include, without limitation, base, fixed and minimum rent, percentage rent, common area maintenance charges, enclosed mall maintenance charges, real estate taxes and assessments, insurance charges, merchants association dues, marketing, advertising and other promotional fund contributions and HVAC and chilled water charges.

     7.   Non-Monetary Obligations. In the event any non-monetary obligation of
          ------------------------
the tenant under a Prime Lease, other than those for which specific provision is made in this Agreement, is not attributable to the Subleased Premises exclusively or the remainder of the Leased Premises exclusively (e.g., the
                                                                 ----
maintenance of insurance or the repair of any HVAC unit serving the entire Leased Premises), such obligation shall be performed by Sublessor and the cost of performing same shall be shared prorata by Sublessee and Sublessor based on the Space Size Ratios, unless the parties have agreed to a different cost-sharing arrangement under a separate written agreement (e g, the "Services Agreement" between The Limited, Inc., and Abercrombie & Fitch Co.)

     8.  Tenant Inducements. The parties acknowledge that all monetary tenant
         -------------------
inducements arising prior to the date hereof, including, without limitation, tenant improvement allowances and moving allowances, under a Prime Lease have been or will be received by Sublessor for its sole and exclusive benefit, unless the parties have made prior arrangements (through course of conduct or written or oral agreement) to share any such monetary inducement. All monetary inducements arising after the date hereof, including, without limitation, tenant improvement allowances and moving allowances, under a Prime Lease shall be shared prorata by Sublessee and Sublessor based on the Space Size Ratios, unless otherwise agreed by the parties

     9.  Termination Rights. All rights of the tenant to terminate a Prime
         ------------------
Lease, including, without limitation, any "kickout" or "cotenancy" rights or rights to terminate in the event of a casualty or condemnation or default of the Lessor, shall belong exclusively to Sublessor and may be exercised by Sublessor in its sole and absolute discretion without liability to Sublessee; provided,
                                                                    --------
however, Sublessor will notify Sublessee of its intent to terminate a Prime
-------
Lease and will offer to assign the Prime Lease to Sublessee, to the extent permitted under such Prime Lease or by the Lessor, so long as Sublessor has no responsibility or liability under the Prime Lease after such assignment. Sublessee acknowledges that in the event of any such termination, this Agreement shall terminate with respect to such Prime Lease.

     10. Access; Alterations. (a) The parties acknowledge that certain of the
         -------------------
Leased Premises may be configured such that Sublessor may need access to the Subleased Premises and Sublessee may need access to the remainder of the Leased Premises for purposes of maintaining or making adjustments or repairs to facilities (e.g., pipes, conduits, electrical and telecommunication wiring,
            ----
etc.) serving such party's premises or for purposes of using restroom facilities or stock or storage rooms or for such other reasonable purposes. The parties hereby grant each other access through their respective premises for such purposes, provided that the party exercising such right does not unreasonably interfere with the business of the other party.

     (b) No party may make any alterations to its premises that would adversely affect the other party's business or use or occupancy of its premises, including any alterations that would (i) reduce the availability of utilities, HVAC or other services to the other party's premises, (ii) impair access to the other party's premises or (iii) cause the other party's premises not to comply with applicable law

     11. Assignment and Subletting. (a) Sublessee may not assign this Agreement,
         -------------------------
or allow it to be assigned, in whole or in part, by operation of law or otherwise or mortgage or pledge the same, or sublet the Subleased Premises, or any part thereof (any of the foregoing transactions is herein referred to as a "Transfer"), without the prior written consent of Sublessor, which consent may be withheld by Sublessor in its sole and absolute discretion without regard to standards of reasonableness. Notwithstanding the foregoing, but subject to the terms of the Prime Lease, Sublessee may effect a Transfer, without the consent of Sublessor, to an Affiliate of Sublessee or Sublessor, provided that if at any time after such permitted Transfer the transferee is no longer an Affiliate of either Sublessor or Sublessee, the event terminating such affiliation shall be deemed a Transfer subject to Sublessor's consent pursuant to the preceding sentence.

     (b) In the event of any Transfer, whether or not Sublessor grants its consent to such Transfer or has the right to withhold its consent to such Transfer, Sublessee shall remain fully liable to perform its duties under this Agreement following a Transfer. If Sublessee enters into a Transfer, Sublessee shall pay Sublessor any and all consideration received by Sublessee in such transaction (as rent or inducement for such Transfer) in excess of the total sums that Sublessee is obligated to pay Sublessor under this Agreement, or the prorated portion thereof if only a portion of the Subleased Premises is Transferred, as additional rent under this Agreement without affecting or reducing any other obligations of Sublessee hereunder. Sublessee acknowledges that the foregoing is intended to preclude Sublessee from obtaining a profit from a Transfer.

     (c) Any proposed Transfer shall also be subject to the restrictions and requirements set forth in the Prime Lease. Any purported Transfer consummated in violation of the provisions of this Section 11 shall be null and void and of no force or effect.

     (d) In the event Sublessor intends to assign a Prime Lease or further sublet the Leased Premises exclusive of the Subleased Premises to a person or entity that is not an Affiliate of Sublessor, Sublessor shall give Sublessee written notice of such proposed assignment or sublease at least 60 days prior to the effective date of such assignment or sublease, and Sublessee shall have the right to terminate this Agreement with respect to such Prime Lease by giving written notice thereof to Sublessor prior to such effective date. Sublessee's termination notice shall specify the termination's effective date, which shall be no later than 60 days after the effective date of the Sublessor's assignment or sublease. If Sublessee does not elect to terminate this Agreement with respect to such Prime Lease or such assignment or sublease is to an Affiliate of Sublessor, the following shall be conditions precedent to the effectiveness of such assignment or sublease: (i) in the case of an assignment, Sublessor shall cause the assignee to assume and be bound by the terms of this Agreement, but only to the extent such terms apply to such Prime Lease, and, notwithstanding such assignment, Sublessor shall not be released from and shall remain fully liable under the terms of this Agreement with respect to such Prime Lease; and
(ii) in the case of a sublease, Sublessor shall cause the sublessee to acknowledge the rights of Sublessee under this Agreement with respect to the Subleased Premises and the remainder of the Leased Premises and agree that its possession is subject to such rights of Sublessee.

     12. No Default Under Prime Lease. (a) Sublessee shall do nothing nor permit
         -----------------------------
anything to be done that would cause the Prime Lease to be terminated or forfeited because of any right of termination or forfeiture reserved or vested in the Lessor under the Prime Lease or that would cause Sublessor to be in default under the Prime Lease or to pay damages or any penalty (e.g., late
                                                                ---
charges). Except as may be due to the default by Sublessor under the Prime Lease or except as may be due to the negligence or willful misconduct of Sublessor, Sublessee will defend, indemnify and hold harmless Sublessor from and against all claims, damages, losses, liabilities, obligations and costs (including, without limitation, reasonable attorney's fees) of any kind arising from any breach or default on the part of Sublessee by reason of which the Prime Lease may be terminated or forfeited or Sublessor found to be in default thereunder or the Lessor may be entitled to damages or a penalty.

     (b) Sublessor shall do nothing nor permit anything to be done that would cause the Prime Lease to be terminated or forfeited because of any right of termination or forfeiture reserved or vested in the Lessor under the Prime Lease or that would cause Sublessor to be in default under the Prime Lease or to pay damages or any penalty (e.g., late charges). Except as may be due to the default
                        ----
by Sublessee under this Agreement or except as may be due to the negligence or willful misconduct of Sublessee, Sublessor will defend, indemnify and hold harmless Sublessee from and against all claims, damages, losses, liabilities, obligations and costs (including, without limitation, reasonable attorney's fees) of any kind arising from any breach or default on the part of Sublessor by reason of which the Prime Lease may be terminated or forfeited or the Lessor may be entitled to damages or a penalty

     13. Familiaritv with Prime Lease. Sublessee represents and acknowledges
         ----------------------------
that it is familiar with the terms of the Prime Leases.

     14. Consent/Approvals. In the event Sublessee seeks a consent or approval
         -----------------
from Sublessor with respect to any matter to which such consent or approval is required under this Agreement or the Prime Lease, then (i) the time period, if any, in which Sublessor shall be required to respond to Sublessee shall be extended by ten days after the expiration of any time period in which the Lessor has to respond under the Prime Lease and (ii) the denial of such consent or approval by the Lessor shall be conclusive and binding on Sublessee; provided,
                                                                     --------
however, that where consent or approval of the Lessor under a Prime Lease is
-------
required, Sublessor shall use good faith efforts, unless a different standard is specified herein with respect to a particular matter, to obtain such consent or approval from the Lessor, except that nothing herein shall require Sublessor to make any payment, or to amend any terms of such Prime Lease in a way that would have an adverse effect on Sublessor, in respect of such consent or approval.

     15. Default Notice from Lessor. In the event Sublessor receives a notice of
         --------------------------
default from the Lessor with respect to any matter pertaining to the Subleased Premises or any obligation of Sublessee under this Agreement, Sublessor shall immediately notify Sublessee of same in writing, and if Sublessee fails to promptly commence the cure of such default or fails to cure such default as of a date that is at least 15 days prior to the expiration of the applicable cure period under the Prime Lease, Sublessor shall have the right, but no obligation, to immediately cure such default and Sublessee shall reimburse Sublessor for the costs incurred in connection with curing such default within 30 days after receipt of an invoice therefor from Sublessor.

     In the event (i) Sublessor receives a notice of any monetary default from the Lessor with respect to any matter pertaining to the Leased Premises that does not pertain to any obligation of Sublessee under this Agreement, (ii) Sublessor is not contesting or undertaking to cure the alleged default and (iii) the Prime Lease permits a sublessee to cure such a default, Sublessor shall immediately notify Sublessee of same in writing, and Sublessee shall have the right, but no obligation, to immediately cure such default but shall not be entitled to reimbursement from Sublessor for the costs incurred in connection with such cure.

     16. Signage. Sublessee shall have the right to maintain any existing
         -------
signage it may have in respect of any Subleased Premises. If Sublessee does not have a storefront sign in respect of any Subleased Premises, Sublessee shall have the right to install a sign on the storefront of such Subleased Premises provided it conforms to the sign criteria set forth in the Prime Lease and does not impair the rights of Sublessor to maintain signage on its storefront. In the event any Leased Premises does not have a separate storefront for each party, the parties shall mutually agree on the locations of their respective signs.

     17. Indemnity; Subrogation. (a)  Sublessor shall defend, indemnify and hold
         ----------------------
harmless Sublessee and its employees, officers, directors, partners and agents against and from any and all claims, liabilities, demands, fines, suits, actions, proceedings, orders, decrees and judgments (collectively, "Claims") of any kind or nature by, or in favor of, anyone whomsoever, and against and from any and all costs, damages and expenses, including attorneys' fees, resulting from, or in connection with, loss of life, bodily or personal injury or property damage (i) arising, directly or indirectly, out of, or from, or on account of any accident or other occurrence in, upon or from the Leased Premises exclusive of the Subleased Premises or (ii) occasioned in whole or in part through the use and occupancy of the Leased Premises exclusive of the Subleased Premises or any construction, repair, alterations or improvements therein or appurtenances thereto, or by any act or omission of Sublessor or any subtenant, concessionaire or licensee of Sublessor (other than Sublessee), or its employees, agents, contractors or invitees in, upon, at or from the Leased Premises exclusive of the Subleased Premises.

     (b) Sublessee shall defend, indemnify and hold harmless Sublessor and its employees, officers, directors, partners and agents against and from any and all Claims in favor of, anyone whomsoever, and against and from any and all costs, damages and expenses, including attorneys' fees, resulting from, or in connection with, loss of life, bodily or personal injury or property damage (i) arising, directly or indirectly, out of, or from, or on account of any accident or other occurrence in, upon or from the Subleased Premises or (ii) occasioned in whole or in part through the use and occupancy of the Subleased Premises or any construction, repair, alterations or improvements therein or appurtenances thereto, or by any act or omission of Sublessee or any subtenant, concessionaire or licensee of Sublessee, or its employees, agents, contractors or invitees in, upon, at or from the Subleased Premises.

     (c) Each party hereto (the "Releasing Party") hereby releases the other (the "Released Party"), from any loss, damage, claim or liability which the Released Party would, but for this Section 1 7(c), have had to the Releasing Party arising out of or in connection with any damage to the property of the Releasing Party to the extent such damage or the cause thereof is covered by insurance maintained by the Releasing Party. Such insurance coverage maintained shall be deemed to include any deductible or self-insured retention in effect or permitted pursuant to this Agreement. SUCH RELEASE SHALL EXTEND TO ANY LOSS, DAMAGE, CLAIM OR LIABILITY THAT MAY HAVE RESULTED 1N WHOLE OR 1N PART FROM ANY ACT OR NEGLECT OF THE RELEASED PARTY, ITS OFFICERS, AGENTS OR EMPLOYEES. Each party hereto shall immediately give to each insurance company which has issued to it property insurance policies written notice of the terms of such mutual releases and have such insurance policies properly endorsed, if necessary, to prevent the invalidation of such insurance coverages by reason of such releases and to waive the Releasing Party's insurer's right of subrogation that would exist had the Releasing Party not given the foregoing release.

     18. Required Notice Under Prime Lease. Sublessee shall promptly give
         ---------------------------------
written notice to Sublessor of (i) all claims, demands or controversies by or with the Lessor under the Prime Lease or (ii) any injury, death or property damage arising on or about the Subleased Premises. Sublessor shall promptly give written notice to Sublessee of (i) all claims, demands or controversies by or with the Lessor under the Prime Lease or (ii) any injury, death or property damage arising on or about the Leased Premises.

     19. Accepting Subleased Premises "As Is". Sublessee acknowledges that it is
         -------------------------------------
familiar with the Subleased Premises and has operated therein prior to the date hereof. Sublessee accepts and has accepted possession of the Subleased Premises "AS IS". Sublessee acknowledges that, notwithstanding anything contrary in the Prime Lease, Sublessor has made no representations or warranties with respect to the Subleased Premises or to the condition thereof.

     20. No Waiver. The failure of a party to insist in any instance upon the
         ----------
strict keeping, observance or performance of any covenant, agreement, term, provision or condition of this Agreement or to exercise any election herein contained shall not be construed as a waiver or relinquishment for the future of such covenant, agreement, term, provision, condition or election, but the same shall continue and remain in full force and effect. No waiver or modification by a party of any covenant, agreement, term, provision or condition of this Agreement shall be deemed to have been made unless expressed in writing and signed by such party. No surrender by Sublessee of possession of the Subeased Premises or of any part thereof or of any remainder of the term of this Agreement shall release Sublessee from any of its obligations hereunder.

     21. Notices. Any notice or demand which either party may or must give to
         --------
the other under this Agreement shall be given in the same manner for giving notices under the Prime Lease, but addressed as follows:

     If to Sublessor:  THE LIMITED London-Paris-New York, Inc.
                       Three Limited Parkway
                       P.O. Box 16000
                       Columbus, Ohio 43216
                       (Columbus, Ohio 43230 for non-U.S. mail)
                       Attn: Corporate Real Estate Department

     with a copy to:
                       The Limited, Inc.
                       Three Limited Parkway
                       P.O. Box 16000
                       Columbus, Ohio 43216
                       (Columbus, Ohio 43230 for non-U.S. mail)
                       Attn: Corporate Real Estate Department

     If to Sublessee:  Abercrombie & Fitch Co.
                       Four Limited Parkway East
                       Columbus, Ohio 43218
                       (Reynoldsburg, Ohio 43068 for non-U.S. mail)
                       Attn: Real Estate Department

     with a copy to:

                       The Limited, Inc.
                       Three Limited Parkway
                       P.O. Box 16000
                       Columbus, Ohio 43216
                       (Columbus, Ohio 43230 for non-U.S. mail)
                       Attn: Corporate Real Estate Department

     Either party may, by notice in writing, direct that future notices or demands be sent to a different address.

     22. Successors. The covenants and agreements herein contained shall bind
         ----------
and inure to the benefit of Sublessor and Sublessee and their respective permitted successors and assigns.

     23. Captions. The captions or headings of paragraphs in this Agreement are
         --------
inserted for convenience only, and shall not be considered in construing the provisions hereof if any question of intent should arise.

     24. Severability. If any provisions of this Agreement shall be held to be
         ------------
invalid or unenforceable, the validity and enforceability of the remaining provisions of this Agreement shall not be affected thereby.

     25. Governing Law. This Agreement shall be construed in accordance with,
         -------------
and governed by, the laws of the State of Ohio.

     26. Further Assurances. Sublessor and Sublessee shall execute, acknowledge
         ------------------
and deliver such instruments and take such other action as may be necessary or advisable to carry out their rights and obligations under this Agreement, including the execution of any agreement or instrument required by the Lessor under the Prime Lease. In addition, if Sublessee or Sublessor desires to enter into a direct and separate lease with a Lessor for the Subleased Premises or the remainder of the Leased Premises, respectively, the other party shall cooperate in good faith and likewise agree to enter into a direct and separate lease for its premises provided that such other party's new lease is on terms at least as favorable as the terms of this Agreement, in the case of Sublessee, or the terms of the Prime Lease, in the case of Sublessor.

     27.  Amendment to Prime Lease. Sublessor may not make any amendment to a
          ------------------------
Prime Lease that would impair or reduce the rights or increase the obligations of Sublessee under this

Agreement, without the written consent of Sublessee. Sublessor shall furnish Sublessee with a copy of any amendment to the Prime Lease.


     28.  Reasonable Efforts of Sublessor. To the extent in this Agreement that
          -------------------------------
Sublessor has conveyed to Sublessee such utilities, services and similar entitlements as the Lessor may provide under a Prime Lease, or to which Sublessor may be entitled under a Prime Lease, Sublessor agrees and covenants to use its reasonable efforts to obtain delivery of same to Sublessee. With respect to all such entitlements, as well as any covenants, warranties, representations, obligations or other agreements of the Lessor (not otherwise expressly limited in this Agreement), Sublessor's "reasonable efforts" shall require the performance by Sublessor, at Sublessee's reasonable request and at Sublessee's sole cost and expense, of one or more of the following:

     (i) the execution by Sublessor and delivery to the Lessor, promptly following receipt of Sublessee's written request therefor, of notices, requests and other similar writings; and

     (ii) the institution by Sublessor, promptly following receipt of Sublessee's written request therefor, of arbitration (if permitted under the Prime Lease) or legal proceedings to enforce, interpret or define the Lessor's obligations under the Prime Lease; provided, however, that any legal proceedings
                                   --------  -------
instituted by Sublessor hereunder shall be under the exclusive control of Sublessor and shall include all reasonable preliminary and trial proceedings in the court of original jurisdiction.

     Sublessee shall defend, indemnify and hold Sublessor harmless from and against any and all court costs, costs of filing, attorneys' fees and awards resulting from, or incurred in connection with, legal proceedings instituted by Sublessor pursuant to this Section 28.

     29. Reasonableness and Good Faith. Whenever this Agreement grants Sublessor
         -----------------------------
or Sublessee the right to take action, exercise discretion or make other determinations regarding the Subleased Premises, each party agrees to act reasonably and in good faith unless a different standard is specified herein.

     30. Arbitration. Except for the non-payment of rental or other charges due
         -----------
by Sublessee under this Agreement (unless Sublessee first pays under protest as provided for below), or in the event that any action or inaction taken by Sublessee would cause Sublessor to be in default under a Prime Lease, all disputes and disagreements between Sublessor and Sublessee shall be resolved pursuant to an arbitration proceeding pursuant to the rules of the American Arbitration Association. The provisions of this Agreement contain the sole and exclusive method, means and procedure to resolve, as between Sublessor and Sublessee, any and all disputes or disagreements, including whether any particular matter constitutes, or with the passage of time would constitute, a default. As to any matter submitted to arbitration to determine whether it would, with the passage of time, constitute a default, such passage of time shall not commence to run until any such affirmative determination, so long as it is simultaneously determined that the challenge of such matter as a potential default was made in good faith, except with respect to the payment of money. With respect to the payment of money, such passage of time shall not commence to run in the event that the party which is obligated to make the payment does in fact make payment to the other party. Such payment can be accompanied by a good-faith notice stating why the party has elected to make a payment under protest. Such protest will be deemed waived unless the subject matter identified in the protest is submitted to arbitration pursuant to this
Section 30.

     IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed the day and year first written above.

                                        SUBLESSOR:
                                        ---------
                                        THE LIMITED London-Paris-New York, Inc., a Delaware corporation,


ATTEST:                              By:       /s/ George R. Sappenfield
                                         -------------------------------------
                                         Name: George R. Sappenfield
                                         Title:   Vice President -- Real Estate
     /s/ Samuel P. Fried
-------------------------------
Samuel P. Fried
Assistant Secretary


                                         SUBLESSEE:
                                         ----------

                                         ABERCROMBIE & FITCH CO.,
                                         a Delaware corporation,


ATTEST:                               By:       /s/ Seth R. Johnson
                                         -------------------------------------
                                         Name:  Seth R. Johnson
                                         Title: Vice President--
                                          Chief Financial Officer

     /s/ Samuel P. Fried
-------------------------------
Samuel P. Fried,
Secretary

                                   Schedule 1
                                   ----------


--------------------------------------------------------------
Bill    Lse No.  Center Name  State   Store   Gross   Store %
--------------------------------------------------------------
LTD       2,567  The Gardens  FL     ABF 589   8,755      36%
                                     LTD 775  11,663      50%
                                     TOO 775   3,892      16%
                                              ------
                                              24,310
--------------------------------------------------------------